SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): APRIL 2, 1997

                     CLASSIC RESTAURANTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

    COLORADO                           0-28704                    84-1122431
(State or other jurisdic-         (Commission File             (IRS Employer
  tion of incorporation)               Number)               Identification No.)

              3500 PARKWAY LANE, SUITE 435, NORCROSS, GEORGIA 30092
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (770)729-9010

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)







Exhibit index on consecutive page 2                            Page 1 of 4 pages

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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

                  Not Applicable

ITEM 5.           OTHER EVENTS.

                  Not Applicable

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements of businesses acquired:

                           Not applicable

                  (b)      Pro forma financial information:  Not applicable

                  (c)      Exhibits: Not Applicable

ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not Applicable



                                                               Page 2 of 3 pages

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ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                  On April 2, 1997, Ocean Funding (BVI), Ltd. ("Ocean Funding") exercised its Common Stock Purchase Warrant and purchased 100,000 shares of the Company's Class A Common Stock for a total of $82,500. Ocean Funding is not a U.S. citizen; therefore, these shares were issued pursuant to the registration exemption provided by Regulation S.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CLASSIC RESTAURANTS INTERNATIONAL, INC.


Date: May 14, 1997                  By:/s/Caroline P. Anderson
                                          Caroline P. Anderson
                                          Executive Vice President and
                                          Chief Financial Officer

14:04-02-97.8K
                                                               Page 3 of 3 pages

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